UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05715

The Gabelli Convertible and Income Securities Fund Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities Fund Inc.

Semiannual Report — March 31, 2024

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	James A. Dinsmore, CFA
Chief Investment Officer	Portfolio Manager
BA, Cornell University
MBA, Rutgers University

To Our Stockholders,

For the six months ended March 31, 2024, the net asset value (NAV) total return of The Gabelli Convertible and Income Securities Fund was 4.8%, compared to the total return of 5.9% for the Bloomberg Government/ Credit Bond Index. The total return for the Fund’s publicly traded shares was 5.5%. The Fund’s NAV per share was $3.79, while the price of the publicly traded shares closed at $3.71 on the New York Stock Exchange (NYSE). See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2024.

Investment Objective (Unaudited)

The Gabelli Convertible and Income Securities Fund is a diversified, closed-end management investment company whose primary investment objective is to seek a high level of total return through a combination of current income and capital appreciation.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first fiscal quarter began slowly, but animal spirits returned in November and December. Much of the move higher in the quarter was driven by the expectation that the Federal Reserve would stop increasing the Fed Funds Rate, and that upcoming interest rate cuts would help justify higher equity multiples in 2024. During the quarter, GCV was overweight balanced convertibles and underweight equity sensitive convertibles, which caused the Fund to lag as underlying equities moved sharply higher. Fortunately, the broad nature of the rally did benefit a number of our holdings in the quarter, such as HCI Group, Shift 4 Payments, and Indie Semiconductor.

The market was resilient in the second fiscal quarter, despite significant changes in investor expectations for the trajectory of interest rates for the remainder of the year. The refinancing trade drove convertible performance in the quarter. Many issuers that were expected to refinance existing converts over the next 2 years were able to come to the market at reasonable terms, extending maturities without a significant increase in interest expense. This led to a number of our fixed income equivalent holdings being bid higher. We took advantage of these moves to raise cash which we were able to redeploy in some of the new issues. One specific example of this trade was Cardlytics Inc. 4.25, 04/01/29 (1.1% of total investments as of March 31, 2024), which has a 1% convert due in 2025 with a yield to maturity (YTM) in excess of 25%. These bonds were the next big overhang for the stock, and the new management team has been focused on taking the appropriate steps to address them. After a solid earnings report and the announcement of a new partnership with American Express, the company was able to issue a new convertible with a 4.25% coupon, taking out the existing bonds at 92 cents on the dollar (up from the mid 60s), while offering a more attractive profile that will participate as the equity moves higher over the coming years. Cardlytics was a top performer for the Fund in the quarter.

Convertible issuance has accelerated over the past six months, with a mix of existing issuer refinancing and new issuers. The issuance has come at attractive terms. There continues to be a large amount of debt coming due over the next two years, and many companies have delayed addressing it due to market conditions. Converts offer an attractive way for companies to add relatively low cost capital to their balance sheets, particularly as interest rates move higher and other forms of financing, such as high yield, become more expensive. We expect to selectively layer new issues into our portfolio to maintain the asymmetrical risk profile we seek to achieve.

At current levels, the convertible market offers a YTM of 4.7% and a 47% premium to conversion value. Our convertible portfolio offers a 5.0% YTM at a 36% conversion premium. Sensitivity to moves in underlying equities increased in the quarter, with the market delta now at 50, which is historically still relatively low. GCV’s portfolio is slightly more equity sensitive with a delta of 54. At quarter end, our portfolio was 19% equity sensitive, 53% total return, and 28% fixed income equivalent. This compares to the market at 31% equity, 37% total return, and 32% fixed income equivalent.

Our top contributors to performance over the first half of the fiscal year were HCI Group Inc. 4.75%, 06/01/42 of ’42 (2.4%), Cardlytics Inc. 4.25, 04/01/29, 1% of ’25 (1.1%), and Impinj Inc. 1.125%, 05/15/27 of ’27 (0.9%). Our top detractors were Rivian Automotive Inc. 3.625%, 10/15/30 of ’30 (1.1%) and Cutera Inc. 2.25%, 06/01/28 of ’28 (1.1%).

We have managed convertibles through multiple market cycles, and remain optimistic for the possibilities of the asset class this year. We remain focused on the total return segment of the market for the most asymmetrical return profile that allows us to position the portfolio cautiously while participating when the market moves higher. With increasing issuance, this segment of the market has been expanding, often with higher coupons and lower premiums. We evaluate every new convertible issue for inclusion in the portfolio. We believe this balanced approach will provide the best opportunity for long term asymmetrical returns.

Thank you for your investment in The Gabelli Convertible and Income Securities Fund Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2024 (a) (b) (Unaudited)

								Since
	Six							Inception
	Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	(7/3/89)
The Gabelli Convertible and Income Securities Fund (GCV)
NAV Total Return (c)	4.84%	1.39%	3.06%	3.95%	7.68%	5.03%	4.91%	6.24%
Investment Total Return (d)	5.47	(5.46)	3.06	4.81	7.14	3.93	5.11	5.67	(e)
Bloomberg Government/Credit Bond Index	5.89	1.70	0.62	1.69	2.79	3.02	3.89	N/A	(f)
Lipper Convertible Securities Fund Average	9.21	9.95	9.93	7.77	11.01	7.40	7.54	8.39	(g)

(a)	The Fund’s fiscal year ends on September 30.
(b)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Bloomberg Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(c)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.
(d)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.
(e)	Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.
(f)	The Bloomberg Government/Credit Bond Index inception date is January 29, 1999.
(g)	From June 30, 1989, the date closest to the Fund’s inception for which data is available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of March 31, 2024:

The Gabelli Convertible and Income Securities Fund Inc.

Energy and Utilities	17.4%
Health Care	16.9%
Computer Software and Services	12.2%
Financial Services	8.5%
U.S. Government Obligations	8.1%
Semiconductors	6.9%
Real Estate Investment Trusts	5.0%
Telecommunications	3.9%
Consumer Services	3.3%
Broadcasting	3.1%
Diversified Industrial	2.7%
Business Services	2.7%
Food and Beverage	2.7%
Specialty Chemicals	1.5%
Metals and Mining	1.2%
Automotive	1.1%
Security Software	1.1%
Transportation	0.7%
Aerospace	0.6%
Retail	0.2%
Computer Hardware	0.1%
Energy and Energy Services	0.1%
Automotive: Parts and Accessories	0.0%*
Entertainment	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — March 31, 2024 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 78.7%
	Aerospace — 0.5%
$400,000	Rocket Lab USA Inc.,
	4.250%, 02/01/29(a)	$406,804	$425,250

	Automotive — 1.1%
1,250,000	Rivian Automotive Inc.,
	3.625%, 10/15/30(a)	1,250,000	881,250

	Broadcasting — 3.0%
865,000	fuboTV Inc.,
	3.250%, 02/15/26	830,173	558,011
1,820,000	Liberty Media Corp.-Liberty Formula One,
	2.250%, 08/15/27	1,774,425	1,870,352
		2,604,598	2,428,363
	Business Services — 2.7%
1,000,000	BigBear.ai Holdings Inc.,
	6.000%, 12/15/26(a)	1,000,000	740,000
	MicroStrategy Inc.
200,000	0.625%, 03/15/30(a)	200,000	268,120
1,100,000	0.875%, 03/15/31(a)	1,098,709	1,121,450
		2,298,709	2,129,570
	Computer Software and Services — 12.2%
1,375,000	Akamai Technologies Inc.,
	1.125%, 02/15/29(a)	1,425,210	1,416,938
1,750,000	Bandwidth Inc.,
	0.250%, 03/01/26	1,718,603	1,546,563
1,350,000	CSG Systems International Inc.,
	3.875%, 09/15/28(a)	1,344,442	1,335,280
	Lumentum Holdings Inc.
1,250,000	0.500%, 12/15/26	1,287,927	1,102,918
750,000	1.500%, 12/15/29(a)	758,368	706,518
1,050,000	PagerDuty Inc.,
	1.500%, 10/15/28(a)	1,050,000	1,122,240
1,000,000	PAR Technology Corp.,
	1.500%, 10/15/27	895,962	917,500
1,000,000	Progress Software Corp.,
	3.500%, 03/01/30(a)	1,014,807	1,015,000
100,000	Rapid7 Inc.,
	1.250%, 03/15/29(a)	100,000	101,901
1,118,000	Veritone Inc.,
	1.750%, 11/15/26	1,100,644	398,605
		10,695,963	9,663,463
	Consumer Services — 3.3%
1,000,000	Live Nation Entertainment Inc.,
	3.125%, 01/15/29	1,009,061	1,204,400
Principal			Market
Amount		Cost	Value
$972,000	NCL Corp. Ltd.,
	1.125%, 02/15/27	$898,735	$921,553
400,000	Uber Technologies Inc., Ser. 2028,
	0.875%, 12/01/28(a)	400,582	495,800
		2,308,378	2,621,753
	Energy and Utilities — 15.4%
1,308,000	Array Technologies Inc.,
	1.000%, 12/01/28	1,208,880	1,214,324
1,000,000	Bloom Energy Corp.,
	3.000%, 06/01/28(a)	998,438	911,250
1,100,000	CMS Energy Corp.,
	3.375%, 05/01/28(a)	1,100,254	1,084,600
400,000	Kosmos Energy Ltd.,
	3.125%, 03/15/30(a)	411,878	439,300
1,000,000	Nabors Industries Inc.,
	1.750%, 06/15/29	895,850	760,000
1,925,000	NextEra Energy Partners LP,
	2.500%, 06/15/26(a)	1,871,068	1,739,634
1,000,000	Northern Oil & Gas Inc.,
	3.625%, 04/15/29	1,064,479	1,221,250
950,000	Ormat Technologies Inc.,
	2.500%, 07/15/27	950,000	921,500
1,345,000	PG&E Corp.,
	4.250%, 12/01/27(a)	1,365,241	1,352,734
1,400,000	PPL Capital Funding Inc.,
	2.875%, 03/15/28	1,361,560	1,345,050
800,000	Stem Inc.,
	4.250%, 04/01/30(a)	800,000	428,843
1,910,000	Sunnova Energy International Inc.,
	2.625%, 02/15/28	1,779,913	778,227
		13,807,561	12,196,712
	Financial Services — 6.2%
400,000	Bread Financial Holdings Inc.,
	4.250%, 06/15/28(a)	407,243	468,240
700,000	Coinbase Global Inc.,
	0.250%, 04/01/30(a)	692,050	740,894
900,000	Global Payments Inc.,
	1.500%, 03/01/31(a)	918,022	955,800
1,250,000	HCI Group Inc.,
	4.750%, 06/01/42	1,250,000	1,943,000
800,000	SoFi Technologies Inc.,
	1.250%, 03/15/29(a)	811,847	807,200
		4,079,162	4,915,134
	Food and Beverage — 2.5%
800,000	Fomento Economico Mexicano SAB de CV,
	2.625%, 02/24/26	4,204,120	857,791

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — March 31, 2024 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Food and Beverage (Continued)
$1,000,000	The Chefs’ Warehouse Inc.,
	2.375%, 12/15/28	$1,014,600	$1,099,500
		5,218,720	1,957,291
	Health Care — 14.1%
1,000,000	Amphastar Pharmaceuticals Inc.,
	2.000%, 03/15/29(a)	1,015,882	1,005,811
750,000	Coherus Biosciences Inc.,
	1.500%, 04/15/26	574,472	482,066
4,000,000	Cutera Inc.,
	2.250%, 06/01/28	2,371,734	910,005
400,000	Cytokinetics Inc.,
	3.500%, 07/01/27	681,247	636,000
250,000	Dexcom Inc.,
	0.375%, 05/15/28(a)	256,911	268,726
850,000	Evolent Health Inc.,
	3.500%, 12/01/29(a)	918,821	978,138
1,000,000	Exact Sciences Corp.,
	2.000%, 03/01/30(a)	1,037,957	1,133,000
1,500,000	Halozyme Therapeutics Inc.,
	1.000%, 08/15/28	1,429,077	1,461,080
285,000	Immunocore Holdings plc,
	2.500%, 02/01/30(a)	299,788	298,010
850,000	Insmed Inc.,
	0.750%, 06/01/28	909,343	912,475
1,000,000	iRhythm Technologies Inc.,
	1.500%, 09/01/29(a)	1,022,691	1,060,374
1,000,000	Sarepta Therapeutics Inc.,
	1.250%, 09/15/27	1,130,144	1,170,600
800,000	TransMedics Group Inc.,
	1.500%, 06/01/28(a)	693,997	880,767
		12,342,064	11,197,052
	Metals and Mining — 1.2%
1,000,000	MP Materials Corp.,
	3.000%, 03/01/30(a)	996,753	937,000

	Real Estate Investment Trusts — 4.0%
1,000,000	Arbor Realty Trust Inc.,
	7.500%, 08/01/25	1,000,000	984,700
750,000	Redwood Trust Inc.,
	7.750%, 06/15/27	750,000	721,875
200,000	Rexford Industrial Realty LP,
	4.125%, 03/15/29(a)	200,000	202,595
1,400,000	Summit Hotel Properties Inc.,
	1.500%, 02/15/26	1,414,899	1,253,700
		3,364,899	3,162,870
Principal			Market
Amount		Cost	Value
	Security Software — 1.1%
$775,000	Cardlytics Inc.,
	4.250%, 04/01/29(a)	$791,000	$849,594

	Semiconductors — 6.9%
500,000	Impinj Inc.,
	1.125%, 05/15/27	487,242	677,800
1,100,000	indie Semiconductor Inc.,
	4.500%, 11/15/27(a)	1,095,208	1,226,500
600,000	ON Semiconductor Corp.,
	0.500%, 03/01/29	600,373	593,400
1,800,000	Semtech Corp.,
	1.625%, 11/01/27	1,708,235	1,778,580
2,100,000	Wolfspeed Inc.,
	1.875%, 12/01/29	1,761,200	1,179,885
		5,652,258	5,456,165
	Telecommunications — 3.8%
1,250,000	Infinera Corp.,
	3.750%, 08/01/28	1,224,084	1,388,974
1,700,000	Liberty Latin America Ltd.,
	2.000%, 07/15/24	1,680,754	1,658,350
		2,904,838	3,047,324
	Transportation — 0.7%
700,000	Air Transport Services Group Inc.,
	3.875%, 08/15/29(a)	700,000	582,601

	TOTAL CONVERTIBLE CORPORATE BONDS	69,421,707	62,451,392

Shares
	MANDATORY CONVERTIBLE SECURITIES(b) — 7.4%
	Diversified Industrial — 2.0%
25,000	Chart Industries Inc., Ser. B,
	6.750%, 12/15/25	1,282,511	1,605,250

	Energy and Utilities — 2.0%
40,000	NextEra Energy Inc.,
	6.926%, 09/01/25	1,932,010	1,557,200

	Health Care — 1.9%
34,000	BrightSpring Health Services Inc.,
	6.750%, 02/01/27	1,700,000	1,532,720

	Specialty Chemicals — 1.5%
20,000	Albemarle Corp.,
	7.250%, 03/01/27	1,016,900	1,180,000

	TOTAL MANDATORY CONVERTIBLE SECURITIES	5,931,421	5,875,170

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — March 31, 2024 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 5.8%
	Aerospace — 0.1%
400	The Boeing Co.†	$57,709	$77,196

	Automotive: Parts and Accessories — 0.0%
2,000	Dana Inc.	31,752	25,400

	Broadcasting — 0.1%
25,000	Grupo Televisa SAB, ADR	125,615	80,000

	Computer Hardware — 0.1%
400	International Business Machines Corp.	47,456	76,384

	Diversified Industrial — 0.7%
1,000	General Electric Co.	67,993	175,530
800	ITT Inc.	58,988	108,824
3,300	Textron Inc.	214,119	316,569
		341,100	600,923
	Energy and Energy Services — 0.1%
1,200	Halliburton Co.	35,784	47,304

	Entertainment — 0.0%
7,500	Ollamani SAB†	14,015	13,548

	Financial Services — 2.3%
1,200	American Express Co.	106,982	273,228
1,000	Citigroup Inc.	47,538	63,240
500	JPMorgan Chase & Co.	35,921	100,150
1,200	Julius Baer Group Ltd.	31,090	69,297
300	Morgan Stanley	12,661	28,248
6,200	State Street Corp.	280,441	479,384
13,000	The Bank of New York Mellon Corp.	379,433	749,060
300	The PNC Financial Services Group Inc.	18,542	48,480
		912,608	1,811,087
	Food and Beverage — 0.2%
600	Pernod Ricard SA	67,942	97,064
600	Remy Cointreau SA	73,781	60,485
		141,723	157,549
	Health Care — 0.9%
400	Johnson & Johnson	49,457	63,276
1,300	Merck & Co. Inc.	41,430	171,535
1,500	Perrigo Co. plc	53,130	48,285
6,000	Pfizer Inc.	174,763	166,500
8,000	Roche Holding AG, ADR	280,733	255,360
		599,513	704,956
			Market
Shares		Cost	Value
	Real Estate Investment Trusts — 1.0%
7,205	Crown Castle Inc.	$789,410	$762,505

	Retail — 0.2%
200	Costco Wholesale Corp.	8,477	146,526

	Telecommunications — 0.1%
200	Swisscom AG	72,127	122,282

	TOTAL COMMON STOCKS	3,177,289	4,625,660

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 8.1%
$6,495,000	U.S. Treasury Bills,
	5.292% to 5.313%††,
	06/06/24 to 06/20/24	6,424,682	6,424,951

TOTAL INVESTMENTS — 100.0%		$84,955,099	79,377,173

Other Assets and Liabilities (Net)			751,521

PREFERRED STOCK
(640,000 preferred shares outstanding)			(6,400,000)

NET ASSETS — COMMON STOCK
(19,474,744 common shares outstanding)			$73,728,694

NET ASSET VALUE PER COMMON SHARE
($73,728,694 ÷ 19,474,744 shares outstanding)			$3.79

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

March 31, 2024

Assets:
Investments, at value (cost $84,955,099)	$79,377,173
Cash	1,478
Deposit at brokers	50
Receivable for investments sold	1,337,390
Dividends and interest receivable	439,204
Deferred offering expense	100,343
Prepaid expenses	1,464
Total Assets	81,257,102
Liabilities:
Distributions payable	87,822
Payable for investments purchased	791,000
Payable for investment advisory fees	66,885
Payable for payroll expenses	31,289
Payable for accounting fees	7,500
Series G Cumulative Preferred Shares, callable and mandatory redemption 06/26/25 (See Notes 2 and 6)	6,400,000
Other accrued expenses	143,912
Total Liabilities	7,528,408
Net Assets Attributable to Common Stockholders	$73,728,694
Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$86,385,771
Total accumulated loss	(12,657,077)
Net Assets	$73,728,694
Net Asset Value per Common Share:
($73,728,694 ÷ 19,474,744 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$3.79

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Operations

	For the Six	For the Period
	Months Ended	January 1, 2023 to
	March 31, 2024	September 30,
	(Unaudited)	2023
Investment Income:
Dividends (net of withholding taxes of $1,930 and $11,120 respectively)	$172,153	$340,547
Interest	3,958,175	2,881,117
Total Investment Income	4,130,328	3,221,664
Expenses:
Investment advisory fees	418,673	719,039
Interest expense on preferred stock	271,989	585,001
Legal and audit fees	50,954	95,811
Payroll expenses	44,244	62,498
Directors’ fees	42,768	60,862
Stockholder communications expenses	40,589	54,930
Accounting fees	22,500	33,750
Stockholder services fees	20,359	29,825
Custodian fees	5,907	26,377
Interest expense	656	3,167
Miscellaneous expenses	39,573	52,503
Total Expenses	958,212	1,723,763
Less:
Expenses paid indirectly by broker (See Note 5)	(1,113)	(2,097)
Net Expenses	957,099	1,721,666
Net Investment Income	3,173,229	1,499,998
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain/(loss) on investments	(4,687,996)	3,227,701
Net realized gain/(loss) on foreign currency transactions	(4)	498
Net realized gain/(loss) on investments and foreign currency transactions	(4,688,000)	3,228,199
Net change in unrealized appreciation/depreciation:
on investments	5,016,314	(4,270,885)
on foreign currency translations	595	(483)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	5,016,909	(4,271,368)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	328,909	(1,043,169)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$3,502,138	$456,829

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	For the Six
	Months Ended	For the Period
	March 31, 2024	January 1, 2023 to	Year Ended
	(Unaudited)	September 30, 2023	December 31, 2022

Operations:
Net investment income/(loss)	$3,173,229	$1,499,998	$(816,874)
Net realized gain/(loss) on investments and foreign currency transactions	(4,688,000)	3,228,199	9,179,197
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	5,016,909	(4,271,368)	(39,940,596)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	3,502,138	456,829	(31,578,273)

Distributions to Common Stockholders:
Accumulated earnings	(4,648,892)*	(4,993,775)	(9,050,906)
Return of capital	—	(1,947,730)	(74,231)

Total Distributions to Common Stockholders	(4,648,892)	(6,941,505)	(9,125,137)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	389,841	739,699	1,527,428
Adjustment of offering costs for common shares charged to paid-in capital	—	(16,694)	(85,000)
Net Increase in Net Assets from Fund Share Transactions	389,841	723,005	1,442,428

Net Decrease in Net Assets Attributable to Common Stockholders	(756,913)	(5,761,671)	(39,260,982)

Net Assets Attributable to Common Stockholders:
Beginning of year	74,485,607	80,247,278	119,508,260
End of period	$73,728,694	$74,485,607	$80,247,278

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Cash Flows

	For the Six
	Months Ended	For the Period
	March 31, 2024	January 1, 2023 to
	(Unaudited)	September 30, 2023
Net increase in net assets attributable to common stockholders resulting from operations	$3,502,138	$456,829

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(28,449,274)	(32,866,983)
Proceeds from sales of long term investment securities	36,827,176	35,007,050
Net sales of short term investment securities	4,840,465	5,788,404
Net realized gain/(loss) on investments	4,687,996	(3,227,701)
Net change in unrealized appreciation/depreciation on investments	(5,016,314)	4,270,885
Net amortization of discount	(3,114,151)	(1,512,651)
Increase/Decrease in receivable for investments sold	(789,811)	29,817
Increase/Decrease in dividends and interest receivable	77,155	(156,420)
Increase in deferred offering expense	—	(5,073)
Increase/Decrease in prepaid expenses	(1,464)	1,695
Increase/Decrease in payable for investments purchased	374,884	(1,632,609)
Increase/Decrease in payable for investment advisory fees	(9,072)	4,919
Increase/Decrease in payable for payroll expenses	5,981	(5,062)
Decrease in payable for accounting fees	—	(3,750)
Decrease in payable for preferred offering expenses	—	(85,000)
Increase/Decrease in other accrued expenses	18,276	(28,844)
Net cash provided by operating activities	12,953,985	6,035,506

Net decrease in net assets resulting from financing activities:
Redemption of Series G 5.200% Cumulative Preferred Stock	(8,600,000)	—
Increase in offering cost charged to paid in capital	—	(16,694)
Distributions to common stockholders	(4,766,903)	(6,740,005)
Net increase in net assets from common shares issued upon reinvestment of distributions	389,841	739,699
Net cash used in financing activities	(12,977,062)	(6,017,000)
Net increase/decrease in cash	(23,077)	18,506
Cash :
Beginning of year	24,605	6,099
End of period	$1,528	$24,605

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred stock	$271,989	$585,001
Interest paid on bank overdrafts	656	3,167
Increase in net assets from common shares issued upon reinvestment of distributions	389,841	739,699
Value of shares received as part of mergers of certain Fund investments	10,984,994	18,121,156

The following table provides a reconciliation of cash and cash held at broker within the Statement of Assets and Liabilities that sum to the total of the same amount above at March 31, 2024:

Cash	$1,478	$24,555
Cash held at broker	50	50
	$1,528	$24,605

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

			For the
			Period
	Six Months		January
	Ended March		1, 2023 to		Year Ended December 31,
	31, 2024		September
	(Unaudited)		30, 2023		2022		2021	2020	2019
Operating Performance:
Net asset value, beginning of year	$3.85		$4.18		$6.32		$6.76	$5.68	$4.83
Net investment income/(loss)	0.16		0.08		(0.04)		(0.06)	(0.01)	0.06
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.02		(0.05)		(1.63)		0.18	1.57	1.34
Total from investment operations	0.18		0.03		(1.67)		0.12	1.56	1.40
Distributions to Preferred Stockholders: (a)
Net investment income	—		—		—		—	—	(0.01)
Net realized gain	—		—		—		—	—	(0.06)

Total distributions to preferred stockholders	—		—		—		—	—	(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.18		0.03		(1.67)		0.12	1.56	1.33
Distributions to Common Stockholders:
Net investment income	(0.24	)*	(0.11)		(0.09)		—	(0.02)	(0.08)
Net realized gain	—		(0.15)		(0.39)		(0.56)	(0.46)	(0.37)
Return of capital	—		(0.10)		(0.00	)(b)	—	—	(0.03)

Total distributions to common stockholders	(0.24)		(0.36)		(0.48)		(0.56)	(0.48)	(0.48)
Fund Share Transactions:
Increase/decrease in net asset value from common shares issued upon reinvestment of distributions	(0.00	)(b)	0.00	(b)	0.01		0.00 (b)	—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—		(0.00	)(b)	—	—	0.00 (b)
Offering costs for common shares charged to paid-in capital	—		(0.00	)(b)	—		—	—	—
Total Fund share transactions	(0.00	)(b)	(0.00	)(b)	0.01		0.00 (b)	—	0.00 (b)
Net Asset Value Attributable to Common Stockholders, End of Period	$3.79		$3.85		$4.18		$6.32	$6.76	$5.68
NAV total return †	4.84%		0.46%		(26.75)%		1.72%	30.17%	28.40%
Market value, end of period	$3.71		$3.75		$4.80		$6.88	$6.25	$5.85
Investment total return ††	5.47%		(14.69)%		(23.48)%		20.11%	16.97%	45.68%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$80,129		$89,486		$95,247		$153,268	$160,904	$141,847

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

			For the
			Period
	Six Months		January
	Ended March		1, 2023 to		Year Ended December 31,
	31, 2024		September
	(Unaudited)		30, 2023		2022		2021		2020		2019
Net assets attributable to common shares, end of period (in 000’s)	$73,729		$74,486		$80,247		$119,508		$127,144		$106,847
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	8.66	%(c)	2.47	%(c)	(0.87)%		(0.94)%		(0.14)%		1.17%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	2.62	%(c)(f)	2.84	%(c)(f)	3.23	%(f)	2.87	%(g)	3.13	%(g)	2.06	%(g)
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (e)(h)	2.61	%(c)(f)	2.84	%(c)(f)	3.23	%(f)	2.87	%(g)	3.13	%(g)	2.06	%(g)
Portfolio turnover rate	39%		37	%(i)	49%		35%		44%		45%
Cumulative Preferred Stock:
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	—		—		—		$33,760		$33,760		$35,000
Total shares outstanding (in 000’s)	—		—		—		338		338		350
Liquidation preference per share	—		—		—		$100.00		$100.00		$100.00
Average market value (j)(k)	—		—		—		$100.00		$100.00		$100.00
Asset coverage per share	—		—		—		$453.99		$476.61		$405.28
5.200% Series G Preferred
Liquidation value, end of period (in 000’s)	$6,400		$15,000		$15,000		—		—		—
Total shares outstanding (in 000’s)	640		1,500		1,500		—		—		—
Liquidation preference per share	$10.00		$10.00		$10.00		—		—		—
Average market value (j)(l)	$10.00		$10.00		$10.00		—		—		—
Asset coverage per share	$125.20		$59.66		$63.50		—		—		—
Asset Coverage	1252%		597%		635%		454%		477%		405%

†	Based on net asset value per share, adjusted for the rights offering and for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for the rights offering and for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Annualized.

(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended March 31, 2024, for the period January 1, 2023 to September 30, 2023, and the years ended December 31, 2022, 2021, 2020, and 2019 would have been 2.29%, 2.40%, 2.43%, 2.27%, 2.37%, and 1.61%, respectively.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no impact on the expense ratios.
(f)	The Fund incurred interest expense on the Series G Preferred Shares issued December 29, 2022. (see Footnotes 2 and 6).
(g)	The Fund incurred interest expense on the Series E Preferred Shares issued October 16, 2019. (see Footnotes 2 and 6).
(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended March 31, 2024, for the period January 1, 2023 to September 30, 2023, and the years ended December 31, 2022, 2021, 2020, and 2019 would have been 2.29%, 2.39%, 2.43%, 2.27%, 2.37%, and 1.61%, respectively.
(i)	Not annualized.
(j)	Based on weekly prices.
(k)	The Series E Preferred was a private placement and was not listed on an exchange. The average market price shown was the $100 liquidation preference of the Series E Preferred.
(l)	The Series G Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $10 liquidation preference of the Series G Preferred.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited)

1.  Organization. The Gabelli Convertible and Income Securities Fund was incorporated on December 19, 1988 in Maryland. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund commenced investment operations on July 3, 1989. At a special meeting of stockholders held on February 17, 1995, the Board of Directors (the Board) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995. On February 15, 2023, the Board approved a change of the fiscal year end of the Fund from December 31 to September 30, effective as of September 30, 2023. This report reflects the activity of the Fund for the six months ended March 31, 2024.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 03/31/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$62,451,392	$62,451,392
Mandatory Convertible Securities (a)	$5,875,170	—	5,875,170
Common Stocks (a)	4,625,660	—	4,625,660
U.S. Government Obligations	—	6,424,951	6,424,951
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$10,500,830	$68,876,343	$79,377,173

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at March 31, 2024 and September 30, 2023. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series G Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2024, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s 5.20% Series G Cumulative Preferred Stock (Series G Preferred) are recorded on a daily basis and are determined as described in Note 6.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the fiscal period ended September 30, 2023 and the year ended December 31, 2022 was as follows:

	For the Period January 1, 2023 to September 30, 2023	Year Ended December 31, 2022
	Common	Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,302,314	$898,661
Net long term capital gains	1,691,461	8,152,245
Return of capital	1,947,730	74,231
Total distributions paid	$6,941,505	$9,125,137

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized depreciation at March 31, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$84,986,363	$4,879,727	$(10,488,917)	$(5,609,190)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than not threshold. During the six months ended March 31, 2024, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of its average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4.  Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2024, other than short term securities and U.S. Government obligations, aggregated $28,464,631 and $36,817,489,

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

respectively. Purchases and sales of U.S. Government obligations for the six months ended March 31, 2024 aggregated $33,367,922 and $38,208,387, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended March 31, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,113.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended March 31, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended March 31, 2024, the Fund accrued $44,244 in payroll expenses in the Statement of Operations.

The Fund pays each Independent Director and certain Interested Directors retainers and per meeting fees, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 shares of common stock on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2024, the fiscal period ended September 30, 2023, and the year ended December 31, 2022, the Fund did not repurchase any shares of its common stock in the open market.

For the six months ended March 31, 2024, the fiscal period ended September 30, 2023, and the year ended December 31, 2022, transactions in common stock were as follows:

	Six Months Ended March 31, 2024 (Unaudited)		Period Ended September 30, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	104,361	$389,841	177,368	$739,699	294,735	$1,527,428

As of March 31, 2024, the Fund had an effective shelf registration expiring on August 16, 2024, which authorizes issuance of $125 million in common or preferred shares.

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series G Preferred at the redemption price of $10 per share plus an amount equal to the

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On December 29, 2022, the Fund issued 1,500,000 shares of Series G 5.20% Cumulative Preferred Stock, receiving $14,898,306 after the deduction of offering expenses of $101,694. The Series G Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. The Series G Preferred is subject to mandatory redemption by the Fund on June 26, 2025. On December 26, 2023, 860,000 shares of Series G Preferred were put back to the Fund at their liquidation preference of $10 per share. At March 31, 2024, 640,000 shares of Series G Preferred were outstanding and accrued dividends amounted to $87,822.

The Series G Preferred are not subject to optional redemption unless such redemption is necessary, in the judgment of the Board, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will also redeem all or any part of the outstanding Series G Preferred that holders have properly tendered for redemption during the sixty day period prior to December 26, 2024 at the liquidation preference, plus any accumulated and unpaid dividends.

On October 16, 2019, the Fund issued 350,000 shares of Series E Preferred 4.00% Cumulative Preferred Stock (Series E Preferred), receiving $34,876,680 after the deduction of offering expenses of $123,320. On December 1, 2022, 337,600 shares of Series E Preferred were put back to the Fund at their liquidation preference of $100 per share plus accrued and unpaid dividends. The Series E Preferred had a liquidation value of $100 per share and an annual dividend rate of 4.00%.

The holders of preferred stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Series G Preferred voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Significant Shareholder. As of March 31, 2024, 11.4% of common shares and 19.0% of the preferred shares were beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8.  Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the 80% Policy). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without stockholder approval. However, the Fund

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

has adopted a policy to provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Stockholder Meeting – May 13, 2024 – Final Results

The Fund’s Annual Meeting of Stockholders was held on May 13, 2024. At that meeting, common and preferred stockholders, voting together as a single class, re-elected John Birch, E. Val Cerutti, Leslie F. Foley, Michael J. Melarkey, and Christina A. Peeney as Directors of the Fund, with 12,831,972 votes, 12,833,035 votes, 12,858,401 votes, 12,833,805 votes, and 12,857,175 votes cast in favor of these Directors, and 311,361 votes, 310,299 votes, 284,933 votes, 309,529 votes, and 286,159 votes withheld for these Directors, respectively.

Anthony S. Colavita, Thomas A. Dinsmore, Vincent D. Enright, Daniel D. Harding, Agnes Mullady, Werner J. Roeder, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI CONVERTIBLE & INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible & Income Securities Fund Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Consultant to Portfolio Management Team

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a consultant to Gabelli Funds, LLC. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX”.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs

Month #1 10/01/2023 through 10/31/2023	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – 19,370,383 Preferred Series G – 1,500,000

Month #2 11/01/2023 through 11/30/2023	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common –19,370,383 Preferred Series G – 1,500,000

Month #3 12/01/2023 through 12/31/2023	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – 19,370,383 Preferred Series G – 640,000

Month #4 01/01/2024 through 01/31/2024	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – 19,370,383 Preferred Series G – 640,000

Month #5 02/01/2024 through 02/29/2024	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – 19,370,383 Preferred Series G – 640,000

Month #6 03/01/2024 through 03/31/2024	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – 19,474,744 Preferred Series G – 640,000

Total	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A	Common – N/A Preferred Series G – N/A

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 6, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 6, 2024

* Print the name and title of each signing officer under his or her signature.